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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                 DATE OF EARLIEST EVENT REPORTED: July 15, 2002


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

              TEXAS                                     74-1611874
 (State or other jurisdiction of           (I.R.S. Employer Identification No.)
 incorporation or organization)

     15835 Park Ten Place Drive                            77084
          Houston, Texas                                (Zip Code)
 (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800
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ITEM 5. OTHER EVENTS

     On July 15, 2002, the Company announced that the ATWOOD SOUTHERN CROSS has been awarded two new contracts. A one well contract awarded by Oil Fields Ltd. to drill off the coast of Israel and a two-well plus one option well contract awarded by Eni S.p.A. - Agip Division ("AGIP") to drill off the coasts of Sicily and Calabria. A copy of the press release announcing the contract awards is filed with the Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  EXHIBITS


EXHIBIT 99.1     PRESS RELEASE DATED July 15, 2002

EXHIBIT 99.2     CONTRACT STATUS SUMMARY AT July 15, 2002


ITEM 9.    REGULATION FD DISCLOSURE

     RIG-200, a platform rig located in Australia that has been idle since June 1999, has been retired, with its equipment available for sale. RIG-200 is fully depreciated; thus, its retirement has no significant impact on the Company's financial statements.

     Additional information with respect to the Company's contract status summary at July 15, 2002 is attached hereto as EXHIBIT 99.2, which is being furnished in accordance with Rule 101 (e)(1) under Regulation FD and should not be deemed to be filed.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's Annual Report on Form 10-K for the year ended September 30, 2001, filed with the Securities and Exchange Commission.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ATWOOD OCEANICS, INC.
                                             (Registrant)



                                             /s/ James M. Holland
                                             James M. Holland
                                             Senior Vice President

                                             DATE:      July 15, 2002



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                                  EXHIBIT INDEX


EXHIBIT NO.                  DESCRIPTION
-----------              ------------------

99.1          Press Release Dated July 15, 2002

99.2          Contract Status Summary at July 15, 2002

                                                                EXHIBIT 99.1


Houston, Texas
15 July 2002

For Immediate Release

     Atwood Oceanics, Inc. (a Houston based international offshore drilling contractor - NYSE: ATW) announced today that the ATWOOD SOUTHERN CROSS has been awarded two new contracts. A one-well contract awarded by Oil Fields Ltd. to drill off the coast of Israel and a two-well plus one option well contract awarded by Eni S.p.A. - AGIP division ("AGIP") to drill off the coasts of Sicily and Calabria. The operating dayrate for the Oil Fields Ltd. well is $60,000, with the well estimated to take 30 days to complete. The operating dayrate for the AGIP work is $60,000, with this work estimated to take 60 to 90 days to complete. AGIP will pay rig mobilization costs from Israel to Sicily. AGIP is also paying $550,000 for upgrade of the ATWOOD SOUTHERN CROSS to meet certain Italian requirements. Additionally, prior to commencing drilling operations, the rig must undergo certain Italian inspections estimated to take five to ten days to complete, with the first five days at zero rate and $38,000 per day for all days beyond the first five days. The ATWOOD SOUTHERN CROSS is expected to complete its current contract around mid-July 2002 and is not expected to commence the Oil Fields Ltd. work until mid-August 2002. During this expected month idle period, the rig will undergo required regulatory inspections and upgrades for the AGIP contract.


                                                           CONTACT:  Jim Holland
                                                                    281-749-7804



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

                                                                                                       EXHIBIT 99.2

                                                   EXHIBIT 99.2
                                      ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                              CONTRACT STATUS SUMMARY
                                                 AT JULY 15, 2002

NAME OF RIG              LOCATION        CUSTOMER                     CONTRACT STATUS
-----------              --------        --------                     ---------------
SEMISUBMERSIBLES -
------------------
ATWOOD FALCON            MALAYSIA        SARAWAK SHELL BERHAD/SABAH   The rig is conducting a drilling program in Malaysia for
                                         SHELL PETROLEUM              Sarawak Shell Berhad and Sabah Shell Petroleum Company Ltd.
                                         COMPANY LTD.                 ("Shell").  The drilling contract includes five firm wells plus provides Shell with options to drill five additional
                                                                      wells.  Immediately upon completion of the Shell contract
                                                                      commitment for its firm wells (estimated October 2002),
                                                                      the rig will be moved to Australia to commence a program
                                                                      providing for the drilling of two wells plus options to
                                                                      drill three additional wells for Woodside Energy Ltd.


ATWOOD HUNTER            EGYPT           BURULLUS GAS COMPANY         The rig commenced an eleven-well drilling program in
                                                                      December 2001 estimated to be completed in October 2002.
                                                                      Contract opportunities to commence following completion of the rig's current contract are being pursued
                                                                      internationally.

ATWOOD EAGLE             SHIPYARD IN GREECE                           The rig is currently undergoing an approximate $90 million water-depth upgrade and refurbishment. The upgrade should
                                                                      take approximately six months shipyard time to complete
                                                                      (October/November 2002).  Contract opportunities to
                                                                      commence following the rig's upgrade are being pursued
                                                                      internationally.

SEAHAWK                  MALAYSIA        EXXONMOBIL EXPLORATION &     The rig's current contract terminates in December 2003,
                                         PRODUCTION MALAYSIA, INC.    with an option for the Operator to extend.


ATWOOD                   MEDITERRANEAN   SAMEDAN, MEDITERRANEAN       The rig's current contract is estimated to terminate
SOUTHERN CROSS           SEA             SEA, INC.                    around July 15, 2002.  The rig will commence a one-well
                                                                      contract for Oil Fields Ltd. around August, 15, 2002,
                                                                      estimated to take 30 days to complete.  Upon completion of the Oil Fields Ltd. contract, the rig will be moved to
                                                                      Sicily to commence the AGIP contract.

SEASCOUT                 UNITED STATES                                The SEASCOUT was purchased in December 2000 for future
                         GULF OF MEXICO                               conversion to a tender-assist unit, similar to the SEAHAWK, once an acceptable contract opportunity is secured.
CANTILEVER JACK-UPS -
---------------------
VICKSBURG                MALAYSIA -      CARIGALI-TRITON              The rig commenced a drilling program in October 2001 which
                         THAILAND                                     could include up to 31 wells depending on program
                         JOINT                                        requirements; however,  CTOC has the option of canceling
                         DEVELOPMENT                                  the contract at any time after giving a sixty-day written
                         AREA                                         notice of termination.


ATWOOD BEACON            UNDER CONSTRUCTION                           The Company expects the construction of this ultra-premium jack-up drilling unit to be completed in June 2003.
SUBMERSIBLE -
-------------
RICHMOND                 UNITED STATES   EL PASO PRODUCTION OIL       The rig commenced drilling in May 2002 a one-well
                         GULF OF MEXICO                               (estimated to take between 70 and 90 days to complete)
                                                                      plus one-option well program in the US Gulf of Mexico.
MODULAR PLATFORMS -
-------------------
GOODWYN 'A'/             AUSTRALIA       WOODSIDE ENERGY LTD.         There is currently an indefinite planned break in drilling
NORTH RANKIN 'A                                                       activity for the two client-owned rigs managed by the
                                                                      Company.  The Company is involved in maintenance of the
                                                                      two rigs for future drilling programs.

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